                                                                   EXHIBIT 10.23

                                            SUBJECT TO CONFIDENTIALITY AGREEMENT
                                                               DO NOT DISTRIBUTE


                        CLASSIFIED VENTURES - CITYSEARCH

                        LICENSE AND SERVICES AGREEMENT

INTRODUCTION                CitySearch, Inc. ("CitySearch") and Classified
                            Ventures, L.L.C. ("CV") hereby enter into a multiyear strategic relationship, in which
                            CitySearch will help CV to develop quickly its vertical businesses in auto, new homes, apartments and resale real estate (collectively, the "CV
                            Businesses"). CV will consider using CitySearch services if CV expands its classified business into other categories.

LICENSE AND SERVICES        CitySearch grants to CV the following:

                            (i) A non-transferable (subject to the Assignment section below), exclusive (as described below) license to use the CitySearch Technology and Business Systems, as defined in Exhibit A, solely for use within the CV Businesses in the CV Territory (defined to be North America subject to the exclusions contained in the Competition section below).

                            (ii) The right to license the CitySearch Technology and Business Systems in the additional classified categories of employment, personals and general merchandise (the "Additional Categories") [**], subject to the following: (a) if CV provides written notice to CitySearch of its intent to license the CitySearch Technology and Business Systems for use in connection with one or more of the Additional Categories, CitySearch agrees to license the CitySearch Technology and Business Systems for use in that Additional Category or Categories [**] according to other terms to be agreed in the future, none of which shall conflict with the terms contained in this section (ii), (b) if CitySearch intends to license the CitySearch Technology and Business Systems to a third party for national application after


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                            July 2, 1999 and before expiration of [**],
                            CitySearch will provide CV with written notice of its intent to license. If CV declines within 60 days to license the CitySearch Technology and Business Systems subject to the terms of this section (ii) or fails to respond, CitySearch may license the CitySearch Technology and Business Systems to any third party. If, on the other hand, CV responds in writing within 30 days with a project plan detailing resources committed to launch one or more of the Additional Categories and project milestones necessary to launch at least one of the Additional Categories publicly online within five months of CV's response to CitySearch ("Project Plan"), then CitySearch will license the CitySearch Technology and Business Systems to CV in the Additional Category or Categories for which Project Plans exist [**] according to other terms to be agreed in the future, none of which shall conflict with the terms contained in this section (ii). If CV has not launched at least one of the Additional Categories within five months, or if CV does not roll out the Additional Categories to at least 10 of the top 30 markets, ranked by MSA, within one year, then the [**].

                            (iii) CitySearch will also provide CV with the services set forth on Exhibit A attached hereto.
                                                  ---------

                            (iv) CitySearch will also assist CV, at CV's direction, in compilation of data utilized in the CV billing process.

                            Subject to execution of customary sublicense documents, the CitySearch Technology and Business Systems, and services provided by CitySearch, shall be available to CV for application in CV affiliate markets, CV's headquarters and/or other regional production centers.

EXCLUSIVITY                 With respect to the CV Businesses in the CV
                            Territories, CV shall have exclusive access to the CitySearch Technology and Business Systems,


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                                      -2-
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                            provided that the license granted to CV hereunder
                            does not violate other CitySearch city guide agreements, and that CV does not engage in elements of CitySearch's city guide business in the markets in which CitySearch or its partners operate. CV shall make reasonable efforts to utilize CitySearch as its sole provider of CV's customer service and site production services in each of the individual verticals according to the milestones set forth in Exhibit D. In the event that CV does not utilize CitySearch as the sole provider in a given vertical, CitySearch shall not be subject to the non-competition covenants contained herein with respect to that vertical. [**]

AFFILIATE STATUS            CitySearch will have the option to become CV's
                            affiliate in [**], and [**]. With respect to [**], CitySearch agrees to make reasonable efforts to negotiate a joint offering with [**].
                            CV will consider making CitySearch its affiliate in other markets where CV presently does not have an affiliate. In any market where CitySearch desires to become a CV affiliate, CitySearch agrees to sign CV's standard affiliate agreement and comply with the terms thereof including promotional requirements as modified for non-newspaper affiliates. In each such market, CV agrees to (i) deliver a draft affiliate agreement containing all material terms for each market on or before September 1, 1998, (ii) charge
                            CitySearch [**] (taking into consideration the market size and other reasonable, objective criteria that CV applies to a majority of its affiliates), and (iii) publicly launch online each such CitySearch affiliate on a timely basis such that each affiliate is among the [**] of CV affiliates launched among the CitySearch affiliate's decile, ranked by MSA (for example, assuming [**] is the 63rd largest market by MSA, CV agrees to launch CitySearch's [**]service among the first five of the


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                                      -3-
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                            ten markets ranked 60-69 by MSA).

 FEES CV will pay CitySearch (i) an initial, non-refundable license fee of [**] payable in two installments, the first payment of [**] payable upon execution of the agreement, the second payment of [**] payable pursuant to the payment milestones set forth in Exhibit D and (ii) an annual license fee paid quarterly in arrears, equal to the greater of [**] of CV's gross revenues generated in said year during years [**] of the agreement. In years [**] and [**] of the agreement, CV shall pay to CitySearch an annual license fee paid quarterly in arrears, equal to the greater of [**] of CV's gross revenues generated in said year. In years [**] and [**], CV shall pay to CitySearch an annual license fee paid quarterly in arrears, equal to the greater of [**] of CV's gross revenues generated in said year. CV will also pay CitySearch the fees set forth in Exhibit A and B for services monthly in arrears. In the event CV acquires CitySearch during the term of the agreement, all license fees paid or due by CV to CitySearch shall be taken into account in determining the value of CitySearch.

AUDIT Either party shall permit the other party and its agents and accountants, on reasonable notice and at reasonable times during normal business hours, to audit, at the auditing party's expense, the books and records of the other party relating to the subject matter of this agreement. In the event that an audit discloses any error in payment, appropriate adjustments shall be paid immediately. In the further event that an error is favorable to the auditing party in an amount equal to or in excess of fifteen (15) percent of the amount reported, then the audited party shall reimburse the reasonable costs of the audit and pay liquidated damages in the amount of fifty (50) percent of the error.

DEFAULTS & REMEDIES         By CitySearch. In the event CV believes CitySearch
                            -------------
                            is in default of any of its obligations hereunder including performance standards or milestones set forth in the



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                                      -4-
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                            exhibits, and provided CV is not in default of any
                            of its obligations hereunder, CV shall give
                            CitySearch specific written notice of the default and the parties agree to meet and confer (by telephone or in person) in good faith within 5 business days of receipt of notice. If, at the conclusion of the meet and confer process, which shall not be longer than 10 additional business days or such longer period as the parties mutually agree, CV continues to believe CitySearch is in default, CV shall provide written notice of the issues remaining. Provided CV is not in default of any of its obligations hereunder, if CitySearch has not cured the default within 15 business days, or in the case of a default that is not susceptible of cure within 15 days, if CitySearch has not taken diligent steps to commence cure of the default within 15 business days and completed such cure within three months, CV may request arbitration to be conducted by a mutually agreed disinterested third party arbitrator, who shall be authorized to award damages based on CitySearch's default (excluding consequential or punitive damages), which damages may be set-off against future service fees owed to CitySearch, and which shall not in any event exceed the total amount of fees paid to CitySearch. This section describes CV's sole remedy in the event of a default by CitySearch.

                            By CV. In the event CitySearch believes CV is in
                            -----
                            default of any of its obligations hereunder, CitySearch shall give CV specific written notice of the default and the parties agree to meet and confer (by telephone or in person) in good faith within 15 days of receipt of notice.

TERM Two year [**] (the last day of the last term of which shall be the "Unwind Commencement Date") which may be extended at CV's sole option for [**] additional [**] terms. CV may give written notice to unwind the agreement no sooner than seven months but no later than six months before expiration of the current term. The provisions contained within the Exclusivity and Competition sections shall terminate on the



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                            Unwind Commencement Date. For the one year period
                            following the Unwind Commencement Date, the parties agree to continue all terms of this agreement, except for the terms contained in the Exclusivity and Competition sections. Absent notice to unwind, the agreement shall renew for an additional [**] term.

COMPETITION                 CitySearch will not offer, in its own markets or to
                            its licensees, online classified products in a searchable database format or under a national brand in the CV Businesses, except that CitySearch may develop and market its own classified product [**]
                            (iii) in its owned and operated markets where there is a CV affiliate, provided that (a) CitySearch receives written approval from the CV affiliate in the respective city and, [**] In markets where
                            CitySearch operates owned and operated markets and currently offers products in the CV Businesses under a national brand or in a searchable database format, CitySearch agrees to [**]. Provided that CitySearch complies with the obligations set forth in subsection (iv) of this Competition section, subsection (iv) shall not be construed to prevent
                            CitySearch from selling web sites to individuals or businesses engaged in real estate or automobile-related businesses or limit the content thereof.

NON-SOLICITATION            During the term of the agreement and for a period of
                            [**] after the Unwind Commencement Date, (i)
                            CitySearch shall not solicit CV's affiliates or customers with respect to the CV Businesses or an Additional Category or Categories (to the extent CV has launched an Additional Category or Categories pursuant to this



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                                      -6-
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                            Agreement), and (ii) neither party shall, directly
                            or indirectly, solicit or hire, except for general commercial solicitations, any employee or independent contractor of the other party without prior written approval.

REPORTING                   Given the rapidly evolving nature of CV's business,
                            the parties agree to meet periodically to review
                            CV's satisfaction with CitySearch's products and services, and to outline action plans for the next period. The parties agree to make commercially reasonable efforts to hold status meetings daily. In addition, the parties will conduct periodic service reviews. These reviews shall take place at CV's request, but no more frequently than monthly. At each review meeting, the parties shall ensure that each party is in compliance with the performance standards and milestones contained in the exhibits attached to this agreement.

REPRESENTATIVE              CV will consider making CitySearch its
RELATIONSHIP                representative for selling classified solutions to
                            (i) affiliates in smaller North American markets;
                            and (ii) outside of North America.

INVESTMENT                  Subject to advice from underwriters and auditors,
                            CitySearch will make reasonable efforts to accept an equity investment from CV for a period of 90 days or until CitySearch is a public company, whichever is shorter.

ASSIGNMENT                  Either party may assign this agreement to an entity
                            acquiring all, or substantially all, of the party's assets, or to an entity that the party wholly owns.

CONFIDENTIALITY             The parties agree to execute the mutual
                            confidentiality agreement attached as Exhibit C simultaneously with this agreement.

OWNERSHIP OF INTELLECTUAL   Except as otherwise provided in this agreement or
PROPERTY                    the attachments, CitySearch and CV will retain
                            ownership to the intellectual property provided by one to the other.

                                      -7-
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                            Any and all non-public information CitySearch
                            obtains about the customers of CV affiliates, in the course of serving such affiliates in the CV Businesses, shall be considered the property of CV. Other information about the CV Businesses will be governed by the mutual confidentiality agreement. With regard to software developed by CitySearch at CV's request and wholly paid for by CV, CV shall own the software, and grants to CitySearch a perpetual, royalty-free license to use the software in applications [**]

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                                      -8-

This license and services agreement constitutes a contractual commitment that is legally binding upon the parties, their successors, and assigns.

ACCEPTED AND AGREED:


CITYSEARCH, INC.                        CLASSIFIED VENTURES, L.L.C.

By: /s/ Charles R. Conn                 By: /s/ Timothy Landon
   ---------------------------              ---------------------------

Its:  CEO                               Its:  Chief Executive Officer
    --------------------------              ---------------------------

        7/17/98                                  July 16, 1998
Date:_________________________          Date:__________________________

                                      -9-
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                                   EXHIBIT A
                                   ---------


CITYSEARCH TECHNOLOGY AND BUSINESS SYSTEMS

CitySearch will license the following to CV for use in the CV Businesses:

 .  TECHNOLOGY SYSTEMS

Throughout the term of the agreement, CitySearch will license and/or provide licenses to Classified Ventures for technology in the following areas: [**] ("Technology Systems"). While CitySearch may change technologies to meet future requirements, these technologies are expected to include [**] CitySearch will provide CV [**] seats (one machine on which the software application is installed) for use at its headquarters facilities, and up to [**] seats per application for each affiliate. Affiliates may add seats at CitySearch's incremental cost plus [**], subject to a maximum of [**] per seat. On at least a quarterly basis, CitySearch shall present to a designated Classified Ventures contact any new products or enhancements to Technology Systems for Classified Ventures to incorporate in its own product offerings. CitySearch shall also consult with Classified Ventures on its development plans with respect to the Technology Systems.

In addition, CitySearch shall present to CV any other software products released within the previous quarter that may have application to the CV Businesses. Payment terms for products falling outside the scope of the Technology Systems will be negotiated separately.

 .  BUSINESS SYSTEMS

In the course of launching 7 owned and operated markets and 8 partner markets, CitySearch has developed a substantial set of intellectual property for launching and operating local online information businesses, particularly city guide-related businesses. This intellectual property includes [**] CitySearch will leverage this material in the creation of rollout programs for CV, so that the time required to develop business processes for the CV Businesses can be substantially shortened.


STAFFING AND SERVICES

In order to provide CV with Affiliate Rollout and Back Office services, CitySearch will provide CV with [**] staffing on a consulting basis. Many such individuals have been identified and are named herein; others are to be determined. CitySearch retains the right to replace any individual at any time and for any reason, except that CitySearch shall use commercially reasonable efforts to ensure continuity of service where possible.

In addition to providing staff for Affiliate Rollout and Back Office services, CV has indicated an interest in retaining CitySearch staff for other purposes, including temporary general management roles and product

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development. Unless such appointments become the subject of a separate agreement, rates and conditions will be governed by this agreement.


 .  Overall Direction

Stephanie Meisel currently will provide day-to-day direction for CitySearch's efforts under this agreement, and will be based, as appropriate, in Chicago. Stephanie will be dedicated 100% to this project. Ted Meisel, Vice President, Products & Technologies Group, John Pleasants, General Manager, Rollout, and Jim McGovern, Vice President Operations, will provide overall direction for the effort.


 .  Enable Affiliate Rollout/Operations; Affiliate Training

CitySearch employees will assist CV employees in the development and planning of the affiliate rollout process, including the affiliate training program for cars.com and newhomenetwork.com. The milestones associated with this activity are attached as Exhibit D.

Initially, CitySearch plans to staff this activity with the following individuals.

 .  Paul Lafontaine
 .  Missy Farrell
 .  Doug Miller (rollout Program Manager)
 .  Colleen Hickey (rollout Sales Trainer)
 .  Rob Barron (rollout Operations Trainer)


 .  Enable Back Office [**] Operations

CitySearch employees will work with Classified Ventures' employees to establish back office operations for each of the CV Businesses per Exhibit D. Based on requirements analysis recently completed for cars.com by a CitySearch team, CitySearch staff will develop and implement a plan to quickly establish back office operations for cars.com in [**]. Building on that work, CitySearch staff will work with CV staff to analyze the back office requirements for newhomesnetwork and to establish operations in [**]. Back Office Operations for resale real estate and apartments will follow. Other employees will assist in building Classified Ventures' customer service operations and assist with Classified Ventures' wholesale billing services.

The following staff from CitySearch will participate in the requirements analysis and implementation phase:
 .  Karen Lu (Director of Market Operations)
 .  Angie Putman (Director, Home Office Operations)
 .  Hans Dreyer (Director, Customer Service)
 .  Jeff Grammatke (Professional Services Associate)
 .  Christopher Adorna (Classified Ventures Back Office Manager)
 .  Chris Swartley (Operations Associate)
 .  John Foley (Operations Manager)
 .  Corrinne Tosaki (Project Manager)
 . 2 designers and 2 customer service reps. (plus others, ramping up as appropriate)

                                      -11-
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In addition to staff, CitySearch may need to obtain capital equipment to serve
CV. For example, CitySearch will need to purchase [**]. CitySearch will seek written approval from CV for all such expenditures in excess of $5,000; CV agrees not to unreasonably withhold approval beyond deadlines necessary to meet milestones described elsewhere in this agreement.

 .  Rollout Team ([**] units)

CitySearch will staff a minimum of [**] rollout units, expected to consist of 3 members each, for the initial contract term. The rollout units will train affiliates in [**] and best practices. These teams will be deployed as directed by Classified Ventures. The deployment of these teams would be staged so that divergent processes are not developed from the beginning. At CV's request, CitySearch will provide additional teams subject to a minimum commitment of [**]. At CV's request, CitySearch will extend the service of existing teams beyond the initial contract term, subject to a minimum extension of [**].

It has been CitySearch's experience that the heavy travel demands of the rollout process require special policies in order to attract and retain team members, including policies regarding travel and expenses, time off the road, and others. For example, it may be necessary to staff a rollout team with [**] members in order to rotate the demands of travel and rollout commitments. CV agrees to reimburse CitySearch pursuant to policies equal to the greater of 1) CitySearch's rollout team policies as modified from time to time, and 2) CV's rollout team policies to be established.

In addition, the roll out teams will require administrative support (for example, to forward mail to team members based at CV's offices, and to assist with travel arrangements). CV agrees to either (i) provide such support, or
(ii) reimburse CitySearch for its reasonable costs incurred in providing such support.


 .  Classified Ventures [**] Service

CitySearch will produce [**]. Initially, CitySearch will build a team to provide these services to cars.com and newhomenetwork.com (see Exhibit D). CitySearch also expects to provide these services to apartments.com and resale real estate as noted in Exhibit D.

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                                   EXHIBIT B
                                   ---------

CITYSEARCH BILLING RATES

Rates are calculated as follows:
1. Establish average salary per employee category
2. Multiply salary by related costs
 .  [**] for benefits and taxes
 .  [**] for recruiting and training
 .  [**] to adjust for cost of stock options (estimated as average increment required to bring compensation to market)
 .  [**] for administration and management
3. Add overhead per employee
 .  $[**]/hr for technical staff
 .  $[**]/hr all other
4. Add [**] to total for CitySearch margin

Rates are subject to change in the event that CitySearch's costs change. Individuals who are assigned to Classified Ventures for at least one month will be billed at a maximum of 8 hours per day. Weekend hours will also be charged at a maximum of 8 hours per day. Individuals who are assigned to Classified Ventures for less than one month will be billed at actual hours worked, both business and weekend days.

  ------------------------------------------------------------------
                           ROLE                             HOURLY
                                                             RATE
  ------------------------------------------------------------------
    CV Rollout Team Positions (subject to change
    based on pilot team experience)
  ------------------------------------------------------------------
    Program Manager                                         $[**]
  ------------------------------------------------------------------
    Operations Trainer                                      $[**]
  ------------------------------------------------------------------
    Sales Trainer                                           $[**]
  ------------------------------------------------------------------
    Marketing Advisor                                       $[**]
  ------------------------------------------------------------------
    Field Producer                                          $[**]
  ------------------------------------------------------------------

  ------------------------------------------------------------------
    Other CitySearch Positions*
  ------------------------------------------------------------------
    Functional Vice President (e.g., marketing, sales)      $[**]
  ------------------------------------------------------------------
    General Manager                                         $[**]
  ------------------------------------------------------------------
    Functional Director                                     $[**]
  ------------------------------------------------------------------
    Functional Manager                                      $[**]
  ------------------------------------------------------------------
    Functional Supervisor                                   $[**]
  ------------------------------------------------------------------
    Functional Associate                                    $[**]
  ------------------------------------------------------------------
    Customer Service Representative                         $[**]
  ------------------------------------------------------------------
    Infosite Designer                                       $[**]
  ------------------------------------------------------------------
    Data Entry Clerk                                        $[**]
  ------------------------------------------------------------------

  ------------------------------------------------------------------

  ------------------------------------------------------------------
    CitySearch Professional Services Support*
  ------------------------------------------------------------------
    Senior Software Engineer                                $[**]
  ------------------------------------------------------------------


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
  ------------------------------------------------------------------
                         ROLE                               HOURLY
                                                             RATE
  ------------------------------------------------------------------
    Software Engineer                                       $[**]
  ------------------------------------------------------------------
    Senior Project Manager/Director/Producer                $[**]
  ------------------------------------------------------------------
    Project Coordinator/Manager/Producer                    $[**]
  ------------------------------------------------------------------
    Senior Graphic/Interface Designer                       $[**]
  ------------------------------------------------------------------
    Graphic/Interface Designer                              $[**]
  ------------------------------------------------------------------
    QA Engineer                                             $[**]
  ------------------------------------------------------------------
    Technical Support Analyst                               $[**]
  ------------------------------------------------------------------

CV agrees to reimburse CitySearch for reasonable travel expenses incurred by CitySearch staff, subject to customary documentation.

*If needed; other positions quoted as requested.

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                                      -14-
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                                   EXHIBIT C
                                   ---------

                       MUTUAL CONFIDENTIALITY AGREEMENT

     In connection with license and services agreement dated July 16, 1998 (the "Engagement") between Classified Ventures, L.L.C. ("CV") and CitySearch, Inc. (the "Company"), the Company and CV expect to make available to one another certain nonpublic information concerning their respective business, financial condition, operations, assets and liabilities. As a condition to such information being furnished to each party and, when appropriate and in accordance with the terms of this agreement, its directors, officers, employees, agents or advisors (including, without limitation, attorneys, accountants, consultants, bankers and financial advisors) (collectively, "Representatives"), each party agrees to treat any nonpublic information concerning the other party (whether prepared by the disclosing party, its advisors or otherwise and irrespective of the form of communication) which is furnished hereunder to a party or to its Representatives now or in the future by or on behalf of the disclosing party (herein collectively referred to as the "Engagement Material") in accordance with the provisions of this agreement, and to take or abstain from taking certain other actions hereinafter set forth.

     (1)  ENGAGEMENT MATERIAL.  The term "Engagement Material" also shall be
          -------------------
deemed to include all notes, analyses, compilations, studies, interpretations or other documents prepared by each party or its Representatives which contain, reflect or are based upon, in whole or in part, the information furnished to such party or its Representatives pursuant hereto which is not available to the general public. The term "Engagement Material" does not include information which (i) is or becomes generally available to the public other than as a result of a breach of this Agreement by the receiving party or its Representatives,
(ii) was within the receiving party's possession prior to its being furnished to the receiving party by or on behalf of the disclosing party, provided that the source of such information was not known by the receiving party to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the disclosing party, (iii) is or becomes available to the receiving party on a non-confidential basis from a source other than the disclosing party or any of its Representatives, provided that such source was not known by the receiving party to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the disclosing party or any other party with respect to such information, (iv) is independently developed by the recipient without use of Engagement Material, (v) is disclosed under requirements of law provided the disclosing party complies with Section 5 hereof, or (vi) is disclosed by the recipient or its Representatives with the discloser's prior written approval.

     (2)  PURPOSE OF DISCLOSURE OF ENGAGEMENT MATERIAL.  It is understood and
          --------------------------------------------
agreed to by each party that any exchange of information under this agreement shall be solely for the purpose of the Engagement between the parties. Competitively sensitive information such as information concerning product development or marketing plans, product prices or pricing plans, cost data, customers or similar information the disclosure of which has been determined to be reasonably necessary to the Engagement, shall be limited only to those employees and Representatives who are directly involved in the Engagement.

     (3)  USE OF ENGAGEMENT MATERIAL.  Each party hereby agrees that it and its
          --------------------------
Representatives shall use the other's Engagement Material solely for the purpose of the Engagement, and that the disclosing party's Engagement Material will be kept confidential and each party and its Representatives will not disclose or use for purposes other than the Engagement; provided, however, that (i) the receiving party may make any disclosure of such information to which the disclosing party gives its prior written consent and (ii) any of such information may be disclosed to the receiving party's Representatives who need to know such information for the sole purpose of accomplishing the Engagement.

     (4)  NON-DISCLOSURE.  In addition and subject to Section 5, each party
          --------------
agrees that, without the prior written consent of the other party, its Representatives will not disclose to any other person the license fees, term, royalties, or exclusivity or competition provisions of the Engagement.

     (5)  REQUIRED DISCLOSURE.  In the event that a party or its Representatives
          -------------------
are requested or required (by oral questions, interrogatories, requests for information or documents in legal filings or proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the other party's Engagement Material, the party requested or required to make the disclosure shall provide the other party with prompt notice of any such request or requirement so that the other party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by such other party, the party requested or required to make the disclosure or any of its Representatives are nonetheless, in the opinion of counsel, legally compelled to disclose the other party's Engagement Material, the party requested or required to make the disclosure or its Representative may, without liability hereunder, disclose only that portion of the other party's Engagement Material which such counsel advises is legally required to be disclosed, provided that the party requested or required to make the disclosure exercises its reasonable efforts to preserve the confidentiality of the other party's Engagement Material, including, without limitation, by cooperating with the other party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the other party's Engagement Material.

     (6)  TERMINATION OF ENGAGEMENT.  Upon termination of the Engagement for any
          -------------------------
reason, each receiving party will promptly cease use of the Engagement Materials and deliver to the disclosing party or destroy (with such destruction to be certified in writing by the receiving party) all written Engagement Material (and all copies thereof and extracts therefrom) furnished to the receiving party or its Representatives by or on behalf of the disclosing party pursuant hereto other than those materials modified for, or created expressly for, CV. Notwithstanding the return or destruction of the Engagement Material, each party and its Representatives will continue to be bound by its obligations of confidentiality, non-use and other obligations hereunder.

     (7)  NO REPRESENTATION OF ACCURACY.  Each party understands and
          -----------------------------
acknowledges that neither party nor any of its Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the Engagement Material made available by it or to it. Each party agrees that neither the disclosing party nor any of its Representatives shall have any liability to the receiving party or to any of its Representatives relating to or resulting from the use of or reliance upon such disclosing party's Engagement Material or any errors therein or omissions therefrom. Only those representations or warranties which are made in a final definitive agreement regarding the Transaction, when, as and if executed, and subject to such limitations and restrictions as may be specified therein, will have any legal effect.

     (8)  MISCELLANEOUS.  Each party agrees to be responsible for any breach of
          -------------
this agreement by any of its Representatives. No failure or delay by either party or any of its Representatives in exercising any right, power or privileges under this agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder. In case any provision of this agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of the agreement shall not in any way be affected or impaired thereby.

     (10) INJUNCTIVE RELIEF.  It is further understood and agreed that money
          -----------------
damages would not be a sufficient remedy for any breach of this agreement by either party or any of its Representatives and that the non-breaching party shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach of this agreement but shall be in addition to all other remedies available at law or equity. In the event of litigation relating to this agreement, if a court of competent jurisdiction determines that either party or any of its

Representatives have breached this agreement, then the breaching party shall be liable and pay to the non-breaching party the reasonable legal fees incurred in connection with such litigation, including an appeal therefrom.

     (11) NO LICENSE.  Nothing in this agreement is intended to grant any rights
          ----------
to either party under any patent or copyright of the other party, nor shall this agreement grant any party any rights in or to the Engagement Material of the other party except as expressly set forth herein.

     (12) TERM.  The obligations of each receiving party hereunder shall survive
          ----
for two (2) years from the date of termination of the Engagement.

     (13) GOVERNING LAW.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California applicable to agreements made and to be performed within such State.



ACCEPTED AND AGREED:


CITYSEARCH, INC.                          CLASSIFIED VENTURES, L.L.C.

By:_________________________________      By:_________________________________


Its:________________________________      Its:________________________________

Date: ______________________________      Date: ______________________________

                             EXHIBIT D: MILESTONES
                             ---------------------


[**] CitySearch and CV have agreed to condition a portion of the license fees to be paid from CV to CitySearch upon the achievement of certain milestones, spelled out in Exhibit D1. Even after CitySearch has met the criteria for a given milestone, it is the parties' expectation that CV's needs will continue to evolve, requiring CitySearch to be responsive to those needs. Nothing in the Milestones process is intended to convey that CitySearch's obligations end upon completion of Milestones. Rather, it is the parties' intention that the formal process established herein will create a disciplined mechanism to foster a strong working relationship between CitySearch and CV.

This introduction is intended to provide definitions governing the Milestones payment schedule.

COMPLETION OF MILESTONES

CitySearch and CV expect the operating plans for the CV Businesses to undergo frequent change for the foreseeable future. In order to meet CV's need for rapid implementation and accountability, and CitySearch's need for clear definition and milestones within its control, each milestone will be controlled by some variation of the following process:

1. CitySearch and CV develop objectives and plans for meeting the milestone by a specified date. CitySearch will take the lead in developing such plans when requested to do so by CV.
2. CV reviews the plans by a specified date and approves them or provides specific, written feedback.
3. Steps 1 and 2 are repeated if necessary, but it is the parties' intention that up to one iteration shall be the norm, given the tight time frames.
4. CitySearch implements the agreed-upon plans, and applies for the Milestone payment.
5. CV shall honor the payment as long as CitySearch has implemented the plan agreed upon for certification of the milestones.

CV agrees that for the purposes of Milestone Payments, CitySearch will have met a given milestone once it has achieved implementation of the plan(s) agreed to by the dates specified, unless (i) CV and CitySearch agree on a modified plan in writing, or (ii) some other criteria is described in writing. In the case of a modified plan, the milestone will be considered complete when CitySearch has reached substantially the same achievements (e.g., hired the 15 people called for in the original hiring plan, even though the revised plan calls for 20 people with somewhat different skills).

APPROVALS

Where approvals are required for operating plans or standards, CV and CitySearch expect that the General Manager or Acting General Manager of a given vertical shall review and sign the document in a timely manner. The GM's signature shall indicate CV's agreement to the plans and standards contained therein for the purpose of milestone criteria. In addition, the CEO and/or COO may agree in place of any of the vertical General Managers.

SINGLE POINT OF CONTACT

For each vertical, CV shall designate a single point of contact to facilitate the resolution of open issues in an expeditious manner. Where appropriate, CV shall also designate individuals to assist CitySearch in the development of plans and completion of particular tasks and activities as called for by project workplans.

                                  EXHIBIT D1

             PAYMENT SCHEDULE FOR BUSINESS AND TECHNOLOGY SYSTEMS

                                                            TARGET
                            MILESTONE   START DATE      COMPLETION
      KEY MILESTONES        PAYMENT                           DATE                    CITYSEARCH OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------
 1   Staff and Train HQ     [**]        7/6/98          [**]           [**]
     support team

------------------------------------------------------------------------------------------------------------------------------------
 2   Cars Rollout program   [**]        6/15/98         [**]           [**]
     complete and revised

------------------------------------------------------------------------------------------------------------------------------------
 3   Cars Rollout teams     [**]        6/29/98         [**]           [**]
     deployed

------------------------------------------------------------------------------------------------------------------------------------

      KEY MILESTONES                                    CV OBLIGATIONS                 CRITERIA FOR MILESTONE COMPLETE
------------------------------------------------------------------------------------------------------------------------------------
 1   Staff and Train HQ            [**]                                         .  Hiring and training of team as
     support team                                                                  defined by Support Team Plan
                                                                                .    Milestone will be considered
                                                                                   complete even if Director of Affiliate
                                                                                   Rollout is not yet hired

------------------------------------------------------------------------------------------------------------------------------------

 2   Cars Rollout program          [**]                                         .  All Program Modules revised and
     complete and revised                                                          approved as specified in Rollout
                                                                                   Lesson Learned
                                                                                .  As long as CitySearch has made
                                                                                   good faith efforts and have demonstrated an
                                                                                   acceptable level of effectiveness,
                                                                                   this milestone shall be considered

                                                                                   complete no later than [**]






------------------------------------------------------------------------------------------------------------------------------------
 3   Cars Rollout teams            [**]                                         .  Team members recruited and trained
     deployed                                                                      as agreed to in the Plan, but not to
                                                                                   exceed 8 people for purposes of this
                                                                                   Milestone
                                                                                .  Once an individual commences
                                                                                   rollout, he/she can no longer be
                                                                                   deemed inadequate for rollout purposes
                                                                                .  Target date contingent on
                                                                                   CitySearch's ability to use existing
                                                                                   resources; redefinition of skills
                                                                                   would significantly affect completion
------------------------------------------------------------------------------------------------------------------------------------

     _______________________________
     * Individuals must have an acceptable level of knowledge and skill to adequately roll out a vertical. Acceptable level of knowledge shall be defined as the ability to deliver a given set of rollout Modules and to field Frequently-asked questions as defined by the vertical.



-------------
[**] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                            TARGET
                              MILESTONE   START DATE    COMPLETION
      KEY MILESTONES            PAYMENT                       DATE               CITYSEARCH OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------
 4    Cars Back-Office          [**]          6/29/98        [**]          [**]
      infrastructure enabled


------------------------------------------------------------------------------------------------------------------------------------

 5    Cars Back-office          [**]          6/8/98         [**]          [**]
      infrastructure complete


------------------------------------------------------------------------------------------------------------------------------------

 6    Homes rollout program     [**]          7/9/98        [**]           [**]
      complete and revised


------------------------------------------------------------------------------------------------------------------------------------


      KEY MILESTONES                             CV OBLIGATIONS                          CRITERIA FOR MILESTONE COMPLETE
------------------------------------------------------------------------------------------------------------------------------------
 4    Cars Back-Office                    [**]                                           .  CS has implemented Staffing
      infrastructure enabled                                                                Plan and has demonstrated
                                                                                            ability to produce sites and serve
                                                                                            customer in accordance with
                                                                                            approved PRGs and OM


------------------------------------------------------------------------------------------------------------------------------------

 5    Cars Back-office                    [**]                                           Implementation of BOSP-Cars, including,
      infrastructure complete                                                            but not limited to:
                                                                                         .  Customer service information
                                                                                            tracked in CS Support Trak
                                                                                         .  Packets processed using
                                                                                            modified CS PTB system
                                                                                         .  Basic reports avaliable on a timely
                                                                                            basis

                                                                                         .  System accessible from Chicago
                                                                                            and Pasadena, subject to order
                                                                                            and delivery of WAN connection

                                                                                         .  Requests for significant
                                                                                            deviations from 5/22/96
                                                                                            Requirements document will not
                                                                                            be considered in evaluating the
                                                                                            completion of this milestone
------------------------------------------------------------------------------------------------------------------------------------

 6    Homes rollout program               [**]                                           .  All Program Modules revised and
      complete and revised                                                                  approved as specified in Rollout
                                                                                            Lessons Learned
                                                                                         .  As long as CitySearch has made
                                                                                            good faith efforts and has
                                                                                            demonstrated an acceptable
                                                                                            level of effectiveness, this
                                                                                            milestone shall be considered
                                                                                            complete no later than [**]


------------------------------------------------------------------------------------------------------------------------------------

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                                                     TARGET
                                  MILESTONE       START DATE     COMPLETION
         KEY MILESTONES            PAYMENT                             DATE                     CITYSEARCH OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------------------
7  Homes Rollout teams              [**]           6/29/98         [**]             [**]
   deployed -                                                      [**]

-----------------------------------------------------------------------------------------------------------------------------------
8  Homes back-office                [**]           7/9/98                           [**]
   infrastructure functional                                       [**]

-----------------------------------------------------------------------------------------------------------------------------------
9  Homes back-office                [**]           7/9/98          [**]             [**]
   infrastructure integrated

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               CRITERIA FOR MILESTONE COMPLETE
         KEY MILESTONES                               CV OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------------------
7  Homes Rollout teams                 [**]                                               .  Team members recruited and trained
   deployed                                                                                  as agreed to in the Plan, but not to
                                                                                             exceed 8 people for purposes of this
                                                                                             Milestone
                                                                                          .  Once an individual commences
                                                                                             rollout, he/she can no longer be
                                                                                             deemed inadequate for rollout purposes
                                                                                          .  Target date within the range
                                                                                             subject to (a) CitySearch's ability to
                                                                                             use existing resources; redefinition
                                                                                             of skills would significantly affect
                                                                                             completion date; (b) team size
                                                                                             remaining small (i.e., 2 or fewer
                                                                                             members would push toward beginning of
                                                                                             range)
-----------------------------------------------------------------------------------------------------------------------------------
8  Homes back-office                   [**]                                               .  CS has implemented Staffing Plan
   infrastructure functional                                                                 and has demonstrated ability to
                                                                                             produce sites and serve customers in
                                                                                             accordance with approved PRGs and OM
                                                                                          .  Target date is contingent on
                                                                                             requirements analysis, PRGs, and OM
                                                                                             findings consistent with current view
                                                                                             that implementation of Homes back
                                                                                             office will be similar to and no more
                                                                                             difficult than that for cars.com
                                                                                          .
-----------------------------------------------------------------------------------------------------------------------------------
9  Homes back-office                   [**]                                               Implementation of BOSP-Homes,
   infrastructure integrated                                                              including, but not limited to:
                                                                                          .  Customer service information
                                                                                             tracked in CS SupportTrak
                                                                                          .  Packets processed using modified CS
                                                                                             PTB system
                                                                                          .  Basic reports available on a timely
                                                                                             basis
                                                                                          .  System accessible from Chicago and
                                                                                             Pasadena

-----------------------------------------------------------------------------------------------------------------------------------



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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                                                     TARGET
                                  MILESTONE       START DATE     COMPLETION
         KEY MILESTONES            PAYMENT                             DATE                     CITYSEARCH OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------------
10  Apartments rollout              [**]          No sooner      TBD               [**]
    program complete                                than
                                                  [**] and

                                                   currently
                                                  planned  to
                                                  be [**]

-----------------------------------------------------------------------------------------------------------------------------------
11  Apts.com Rollout teams          [**]          No sooner      [**]              [**]
    deployed, if CV elects to                     than [**],
    utilize CitySearch                             based on
    assistance for                                 Workplan
    Apartments.com (See 10                          Program
    above)

-----------------------------------------------------------------------------------------------------------------------------------
12  Apartments back-office          [**]          No sooner      TBD               [**]
    infrastructure                                 than [**]

-----------------------------------------------------------------------------------------------------------------------------------



                                                                                          CRITERIA FOR MILESTONE COMPLETE
         KEY MILESTONES                               CV OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------------------
10  Apartment rollout                  [**]                                          Either:
    program complete                                                                 .  All Program Modules revised and approved
                                                                                        as specified in Rollout Lessons Learned
                                                                                        no later than date to be determined in
                                                                                        workplan when developed

                                                                                      [**]









--------------------------------------------------------------------------------------------------------------------------------
11  Apts.com Rollout teams             [**]                                          .  Fulfillment of Apartments Rollout
    deployed, if CV elects to                                                           Organization Plan within 8 weeks of
    utilize CitySearch                                                                  submission, no later than [**]
    assistance for                                                                   .  Once an individual commences
    Apartments.com (See 10                                                              rollout, he/she can no longer be
    above)                                                                              deemed inadequate for rollout purposes

                                                                                     [**]

-------------------------------------------------------------------------------------------------------------------------------
12  Apartments back-office             [**]                                          .  CS has implemented Staffing Plan
    infrastructure                                                                      and has demonstrated ability to
                                                                                        produce sites and serve customers in
                                                                                        accordance with approved PRGs and OM
                                                                                     .  Implementation of BOSP-Apts
                                                                                     .  System accessible from Chicago and
                                                                                        Pasadena
                                                                                        [**]
-------------------------------------------------------------------------------------------------------------------------------



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THE OMITTED PORTIONS.

                                                                     TARGET
                                  MILESTONE       START DATE     COMPLETION
         KEY MILESTONES            PAYMENT                             DATE                     CITYSEARCH OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------
                                                                                   [**]















----------------------------------------------------------------------------------------------------------------------------
13  Resale RE rollout program       [**]          No sooner      TBD               [**]
    complete                                        than
                                                   [**]

----------------------------------------------------------------------------------------------------------------------------
14  Resale RE RO teams              [**]          No sooner                        [**]
    deployed                                        than         TBD
                                                   [**]
----------------------------------------------------------------------------------------------------------------------------

                                                                                               CRITERIA FOR MILESTONE COMPLETE
         KEY MILESTONES                               CV OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------------
                                       [**]                                                      [**]

---------------------------------------------------------------------------------------------------------------------------------
13  Resale RE rollout program          [**]                                               If CV has communicated intent to
    complete                                                                              engage CitySearch in this program:
                                                                                          .  All Program Modules revised and
                                                                                             approved as specified in Rollout
                                                                                             Lessons Learned
                                                                                          .  In any event, no later than [**],
                                                                                             assuming CitySearch has made good
                                                                                             faith efforts

                                                                                          [**]

---------------------------------------------------------------------------------------------------------------------------------
14  Resale RE RO teams                 [**]                                               If CV has communicated intent to
    deployed                                                                              engage CitySearch in this program:
                                                                                          .  Team members recruited and trained
                                                                                             as agreed to in the plan

                                                                                          [**]

---------------------------------------------------------------------------------------------------------------------------------



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                                     -23-

                                                                     TARGET
                                  MILESTONE       START DATE     COMPLETION
         KEY MILESTONES            PAYMENT                             DATE                     CITYSEARCH OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------
15  Resale RE back-office           [**]             30 days                       [**]
    infrastructure integrated                     after notice,  6 weeks after
                                                     but not       start date
                                                     before
                                                    [**]



-----------------------------------------------------------------------------------------------------------------------------------
16  Implementation                  [**]            6/15/98                        [**]
    Completed                                                    TBD

-----------------------------------------------------------------------------------------------------------------------------------
    Total                           [**]                                            .
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                               CRITERIA FOR MILESTONE COMPLETE
         KEY MILESTONES                               CV OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             [**]


---------------------------------------------------------------------------------------------------------------------------------
15  Resale RE back-office              [**]                                                  Either
                                                                                          .  CS has implemented Staffing Plan
                                                                                             and has demonstrated ability to
                                                                                             produce sites and serve customers in
                                                                                             accordance with approved PRGs and OM

                                                                                          [**]


---------------------------------------------------------------------------------------------------------------------------------
16  Implementation Completed           [**]                                               .  Completion of previous milestones
                                                                                             that have not been waived, but no
                                                                                             later than [**] assuming CS has
                                                                                             demonstrated good faith to achieve all
                                                                                             milestones
---------------------------------------------------------------------------------------------------------------------------------
    Total                              [**]                                               .
---------------------------------------------------------------------------------------------------------------------------------


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THE OMITTED PORTIONS.


                                     -24-